KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report

On Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re:   Hyundai Auto Receivables Trust (“HART”) 2016-B, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Company and by other third parties who execute an agreement with KPMG LLP in which each such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are collectively referred to herein as the “Specified Parties”), solely to assist the Specified Parties with certain information pertaining to a portfolio of automobile, light-duty truck and minivan retail loan receivables which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

Hyundai Auto Receivables Trust 2016-B, Asset-Backed Notes

August 26, 2016

•	The term “Receivables” means amounts owed by obligors under retail installment sale contracts, secured by new and used automobiles, light-duty trucks and minivans that are financed by those contracts.

•	The term “Detailed Receivables List” means an electronic data file, provided to us by the Company on August 17, 2016, detailing 63,791 Receivables and their related attributes as of the close of business on August 12, 2016 (the “Cutoff Date”).

•	The term “Sample Receivables” means 150 Receivables that we randomly selected from the Detailed Receivables List as instructed by the Specified Parties. A listing of the Sample Receivables was provided to the Specified Parties.

•	The term “Installment Sale Contract” means the original, photocopy, facsimile or scanned image of a legal document, provided to us by the Company, which included the installment sale contract or any subsequent modification agreement thereof, that included information such as the Account Number, Original Amount Financed, Annual Percentage Rate (“APR”), Scheduled Monthly Payment Amount, Contract Date, First Payment Date, Original Term, Dealer State, Vehicle Make, Vehicle Model, Vehicle Type (New or Used), Obligor Zip Code, and Truth-in-Lending Disclosure Statement.

•	The term “Title Document” means the Certificate of Title, a copy of the Certificate of Title, information from the Assurant System, an Application for Certificate of Title, Guarantee of Title provided by the dealer, Application for Title and Registration, Dealer’s Report of Sale, Certificate of Title to a Motor Vehicle, Guarantee of Title by Dealer, Notice of Recorded Lien, or State Notice of Security Interest Filing.

•	The term “Obligor” means the borrower(s) stated on the Installment Sale Contract.

•	The term “Receivable File” means any file containing some or all of the following documents contained in the Company’s contract and credit application system or provided by the Company: Installment Sale Contract, Extension Agreement, Notice of Change, Title Document, Credit Application, DealerTrack Application, and HCA Credit Decision. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

•	The term “Daybreak System” means the Company’s electronic loan system used to service the Receivables.

•	The term “Assurant System” means the Assurant Title and Lease Automation System, which is the Company’s internal web-based system used to maintain title information.

•	The term “Sources” means information from the Receivable Files, Daybreak System, or Assurant System.

The Company is responsible for the Detailed Receivables List.

Hyundai Auto Receivables Trust 2016-B, Asset-Backed Notes

August 26, 2016

For each Sample Receivable, we performed the procedures listed below using the Sources. The absence of any of the specified documents or the inability to agree the indicated information from the Detailed Receivables List to one or more Sources for each of the attributes identified constituted an exception.

Attribute	Sources
Original Amount Financed	Installment Sale Contract, Notice of Change (if applicable), the corresponding information in the Daybreak System, and instructions provided by the Company described below
Annual Percentage Rate (“APR”)	Installment Sale Contract, Notice of Change (if applicable), and the corresponding information in the Daybreak System
Scheduled Monthly Payment Amount	Installment Sale Contract, Notice of Change (if applicable), and the corresponding information in the Daybreak System
Contract Date	Installment Sale Contract
First Payment Date	Installment Sale Contract, Extension Agreement (if applicable), and the corresponding information in the Daybreak System
Original Term (number of months)	Installment Sale Contract and the corresponding information in the Daybreak System
Recomputed Maturity Date	Instructions provided by the Company described below
Dealer State	Installment Sale Contract
Vehicle Make	Installment Sale Contract
Vehicle Model	Installment Sale Contract
Vehicle Type (“New” or “Used”)	Assurant System and instructions provided by the Company described below
Obligor’s Zip Code	Installment Sale Contract and the corresponding information in the Daybreak System
Remaining Principal Balance	Daybreak System (without giving effect to financial activities subsequent to the Cutoff Date)
FICO Score	Daybreak System and instructions provided by the Company described below

Hyundai Auto Receivables Trust 2016-B, Asset-Backed Notes

August 26, 2016

Attribute	Sources
Presence of a Title Document	Title Document and instructions provided by the Company described below
Presence of Truth-in-Lending Disclosure Statement	Installment Sale Contract
Presence of Credit Application	Signed Credit Application, DealerTrack Application or HCA Credit Decision

For purposes of comparing Original Amount Financed, we were instructed by the Company to consider the information to be in agreement if the difference was not greater than $1.00.

For purposes of comparing Maturity Date, we were instructed by the Company to recompute the Maturity Date (the “Recomputed Maturity Date”) by adding the Original Term (number of months) to the First Payment Date, and adjusting for any payment extensions or due date changes appearing on the Extension Agreement (if any) or the Daybreak System. We compared the Recomputed Maturity Date to the corresponding information appearing on the Detailed Receivables List.

For purposes of comparing Vehicle Type (“New’” or “Used”), we were instructed by the Company to consider the Vehicle Type to be “New” if no previous Title Document(s) or any Title Document was present in the Assurant System, and to consider the Vehicle Type to be “Used” if one or more previous Title Document(s) were present in the Assurant System. If no previous Title Document(s) or any Title Document was present in the Assurant System, but the Detailed Receivables List indicated the Vehicle Type as “Used,” we were instructed by the Company to consider the information to be in agreement if we observed one or more previous Title Documents in the Receivable File, or the mileage appearing on the Installment Sale Contract was more than 1,000 miles or the Model Year appearing on the Detailed Receivables List was more than one year prior to the contract year appearing on the Detailed Receivables List.

For purposes of comparing FICO Score, in the event the FICO Score appearing on the Detailed Receivables List stated “0,” we were instructed by the Company to consider the information to be in agreement if the FICO Score field in the Daybreak System contained a code of 9000 or greater.

For purposes of identifying Presence of a Title Document, we were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder or Owner. The Company informed us that “HMFC,” “HMFC ELT,” “Hyundai Motor Finance Co,” “Hyundai Motor Finance Company,” “Hyundai Motor Finance,” “Hyundai Motor Finance #W17,” “Hyundai Capital America,” “Hyundai Capital America DBA HMF,” “Hyundai Capital America DBA Kia Mot,” “Hyundai Capital America DBA Hyundai Motor Fin,” “Hyundai Capital America DBA Hyundai Motor Finance,” “Hyundai Motor Fin,” “Hyundai Financial,” “HMF,” “Hyundai Capital America DBA KMF,” “HCA DBA Kia Motor Finance,” “Hyundai Capital America DBA Kia Motors Finance,” “Kia Motors Finance,” “Kia Motors Finance Co,” “Kia Motors Finance Company,” “KMF,” “KMFC,” and “KMFC ELT” were acceptable names for the Company.

Hyundai Auto Receivables Trust 2016-B, Asset-Backed Notes

August 26, 2016

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Sources. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Detailed Receivables List. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Detailed Receivables List, the Receivable Files, the Daybreak System, the Assurant System, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Detailed Receivables List, the Receivable Files, the Daybreak System, the Assurant System, or any data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

August 26, 2016